Exhibit 10.31

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

LICENCE AGREEMENT

between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH

and

NEUROGENE INC.

University of Edinburgh

Legal Services

Old College

South Bridge

Edinburgh, EH8 9YL

Ref: [***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

LICENCE AGREEMENT

between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH, a charitable body registered in Scotland under registration number SC005336, incorporated under the Universities (Scotland) Acts and having its main administrative offices at Old College, South Bridge Edinburgh, EH8 9YL (the “University”);

and

NEUROGENE INC., a Delaware company having an address at 535 West 24th Street, 5th

Floor, New York, NY 10011 (the “Company”).

Background

(A)	The University is entitled to the benefit of the Licenced Patent Rights (as defined below) and rights in the Licenced Know-how (as defined below).

(B)	The University has agreed to grant, and the Company has agreed to take, a licence of the Patent Rights and the Licenced Know-how

Terms and Conditions

It is hereby agreed as follows:

1.	DEFINITIONS

In this Agreement (including the recitals), the following terms shall have the following meanings:

1.1

Affiliate means any company which, during the Term, is a holding company of the Company or a subsidiary company of the Company or of any such holding company but only for so long as such company remains a holding company of the Company or a subsidiary company of the Company or of any such holding company.

1.2	Agreement means this agreement together with the Schedule.

1.3	Annual Period means the period from the Commencement Date until the date twelve (12) months following the Commencement Date and thereafter each subsequent period of twelve (12) months during the Term.

1.4	Business Day(s) means a day on which banking institutions in New York are open for business.

1.5	Collaboration Agreement means the Master Collaboration Agreement between the Parties dated December 4, 2020.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.6	Collaboration Projects means the projects set out in Schedules A (Trans Splicing) and B (Feed Forward Technology) of the Collaboration Agreement.

1.7	Commencement Date means the last date of execution of this Agreement by the Parties hereto.

1.8

Commercially Reasonable Efforts means the effort and resources typically used by a biopharmaceutical company of similar size and scope to perform an obligation at issue, which efforts will not be less than those efforts made with respect to the Party’s other products of similar market potential at a similar stage in development or product life. Commercially Reasonable Efforts will be determined on a country-by-country basis for each Licenced Product, as applicable, and it is anticipated that the level of effort and resources that constitute “Commercially Reasonable Efforts” may change over time, reflecting changes in the status of such Licenced Product, as applicable, including to reflect changes in the status of the Licenced Product in particular countries or markets. Notwithstanding the foregoing, “Commercially Reasonable Efforts” shall not require a Party to conduct any activities, including to develop, seek Regulatory Approval for, or commercialize a Licenced Product: (a) that in its reasonable opinion, caused or is likely to cause a safety concern or (b), in a manner inconsistent with applicable laws.

1.9	Company has the meaning assigned to it in the preamble.

1.10

Confidential Information means any and all Know-how and other information that is of a confidential or proprietary nature of a Party (including Know-how and information of third parties), including without limitation, Know-how or other information (whether or not patentable) regarding a Party’s technology, products, business information, business objectives, reports and audits under this Agreement, as well as proprietary materials (and data and information associated therewith) disclosed or otherwise made available by a Party to the other Party under this Agreement in any form (written, oral, electronic, photographic, or otherwise), whether prior to, on, or after the Commencement Date, and identified as confidential before or at the time of disclosure or which, by its nature or from the circumstances of its disclosure, should reasonably be presumed to be confidential. Without limiting the foregoing:

(a) the Licenced Know-how is the Confidential Information of the University,

(b) the terms of this Agreement shall, with respect to the Company, be the Confidential Information of the University and with respect to the University, shall be the Confidential Information of the Company.

1.11

Control means, in relation to any intellectual property (which includes Know-how for the avoidance of doubt in this Agreement), the legal authority or right of the University, whether by ownership or by license, to grant the right to use such intellectual property or a license under such intellectual property to the Company in accordance with this Agreement, without violating any applicable laws, breaching the terms of any agreement with a third party and/or any funding conditions, or misappropriating the proprietary or trade secret information or other Know-how of a third party and Controlled shall be construed accordingly.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.12	Development Plan means the Development Plan outlined in Part 3 of the Schedule.

1.13	Disclosing Party has the meaning assigned to it in Claus e 7.1.

1.14	Disputes has the meaning assigned to it in Clause 20.1.

1.15	Field means the prevention or treatment of disease or medical or genetic conditions of diseases in humans.

1.16	First Commercial Sale means, with respect to any Licenced Product the first lawful sale, transfer or disposition for value of such Licenced Product in the Territory by the Company, [***].

1.17

Force Majeure means in relation to either Party any event or circumstance which is beyond the reasonable control of that Party and which results in or causes the failure of that Party to perform any or all of its obligations under this Agreement; provided always that lack of funds shall not be interpreted as a cause beyond the reasonable control of that Party.

1.18

Improvement means any improvement, enhancement or modification to the technology that is the subject of the Licenced Patent Rights and/or the Licenced Know-how, or to any Licenced Products and/or its method of manufacture.

1.19

Indication means a separate and distinct disease or medical condition in humans (including having a separate histology) for which a pharmaceutical or biologic product has received a separate and distinct Marketing Authorisation approval with an approved label claim to treat such disease or condition, as applicable.

1.20	Initial Patent Applications means the patent applications as set out in Part 1 of the Schedule.

1.21	Insolvency Event means any one or more of the following:

(a) the Company files for protection under applicable bankruptcy or insolvency laws and does not withdraw its filing within [***] of filing; or

(b) the Company is served with an involuntary petition for bankruptcy and such proceeding is not dismissed or withdrawn within [***] of its commencement; or

(c) the Company makes an assignment for the benefit of creditors.

1.22

Know-How means technical and/or other information (whether patentable or not) (including information relating to inventions, discoveries, concepts, methodologies, models, algorithms, formulae, research, development and testing procedures, the results of experiments, tests and trials, manufacturing processes, techniques and specifications, quality control data, analyses, laboratory records, reports and submissions) which are proprietary, confidential and documented.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.23

Licenced Know-how means the Know-how identified at Part 5 of the Schedule, signed by the Parties to this Agreement and annexed to this Agreement, and any Know-how arising during the term of the Collaboration Agreement in respect of the Collaboration Projects that is Controlled by the University. From time to time the Parties may elect to, but for clarity shall not be required to, supplement Part 5 of the Schedule to include certain additional arising Licenced Know-how.

1.24

Licenced Patent Rights means (a) the Initial Patent Applications, (b) any future Patents based on the Licenced Know-how, including, but not limited to, any Patents related to enabling efficient trans-splicing (stitching) of co-delivered gene therapy components of the Licenced Know-how filed by the University under Clause 8, (c) any Patents granted pursuant to the Initial Patent Applications or any of the aforementioned patent applications and/or Patents and any patent applications claiming priority therefrom, and (d) all reissues, extensions, substitutions, continuations, divisions, continuations-in-part applications, supplementary protection certificates or other extensions of term based on or disclosed in the Initial Patent Applications or any of the aforementioned patent applications and/or Patents.

1.25	Licenced Products means any and all products, processes, components, services and/or technologies:

a)	[***]; or

b)	[***]; or

c)	[***].

1.26

Marketing Authorisation means authorisation to place a medicinal or healthcare product on the market in the European Union or any part of it whether centrally or nationally authorised, or any equivalent authorisation granted by any Regulatory Authority in any country or region outside the European Union.

1.27	Marketing Authorisation Application or MAA means any application for a Marketing Authorisation.

1.28	Milestone Event means the Milestone Event detailed in Part 2 of the Schedule.

1.29	Milestone Payment means the Milestone Payment detailed in Part 2 of the Schedule.

1.30	Net Sales means the amount as actually charged or invoiced for Licenced Products in an arm’s length transaction less [***]; provided that where the Licenced Products are:

a)	sold or otherwise supplied other than in an arm’s length transaction;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

b)	sold or otherwise supplied to an Affiliate;

c)	incorporated in another article and sold or otherwise supplied at a price which is included in the price of the other article; or

d)	put into use by the Company,

the Net Sales of each such Licenced Product shall be deemed to be the Net Sales which would have applied under this Agreement had such Licenced Product been supplied to an independent arm’s length customer; and

such amounts shall be determined from the books and records of the Company and its Affiliates, maintained in accordance with GAAP and in accordance with the terms of the Agreement.

1.31	Party means either the University or the Company and Parties means both the University and the Company.

1.32	Patent(s) means:

(a) issued and unexpired letters patent, including extensions, registrations, confirmations, validations, re-validations, reissues, supplementary protection certificates, paediatric extensions, reexaminations and renewals thereof;

(b) patent applications pending approval, including all provisional applications, substitutions, continuations, continuations-in-part, divisionals and renewals thereof; and

(c) foreign counterparts of any of the foregoing.

1.33	Patent Challenge has the meaning assigned to it in Clause 12.5.

1.34	Receiving Party has the meaning assigned to it in Clause 7.1.

1.35

Regulatory Approval means all regulatory approvals, clearances, licences, registrations or authorizations (including all Marketing Authorisations) of a Regulatory Authority (including a MAA) necessary in any country in the Territory for the manufacturing, use, storage, import, transport, marketing, distribution and sale of Licenced Products, and in the European Economic Area and the United Kingdom and other jurisdictions, where necessary, payor approval of price and/or reimbursement for any Licenced Products in a regulatory jurisdiction.

1.36

Regulatory Authority means the FDA in the U.S, European Medicines Agency in the European Economic Area, Medicines and Healthcare products Regulatory Agency in the United Kingdom, and any supranational, federal, state, provincial or local regulatory agency, department, bureau or other governmental entity or any other regulatory authority(ies) in any country or region in the Territory that holds responsibility for granting Marketing Authorisation for a medicinal product in such country(ies), in each case together with any successor(s) thereto.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.37

Royalty Term means, with respect to : (a) each Licenced Product and each country in the Territory, the period beginning on the date of the First Commercial Sale of such Licenced Product in such country, and ending on the expiration of the last-to-expire Licenced Patent Rights that includes a Valid Claim covering the manufacture, sale (or other supply), the composition of matter or method of use of such Licenced Product in such country and (b) in the case of the Licenced Know-how where there are no Licenced Patent Rights or the Licenced Patent Rights have expired, [***] from the First Commercial Sale of each Licenced Product after which such licence to the Licenced Know-how in Clause 3.1 will become fully paid up and perpetual.

1.38	Schedule means the Schedule in six (6) parts incorporated into, and forming part of, this Agreement.

1.39	Sub-Licencee means any third party which is granted or receives a sub-licence of any of the rights licenced to the Company under this Agreement.

1.40

Sub-Licencee Income means all licence fees and other payments actually received by the Company and/or any Affiliate from a Sub-Licencee under and attributable to any sub-licence granted by the Company and/or any Affiliate to any third party that is not an Affiliate under this Agreement, but excluding in all cases (i) any income which forms part of Net Sales (including any royalties received based on sales of Licensed Product), (ii) fair value payments made in connection with research and development agreements, joint ventures, partnerships or collaboration agreements where Company is performing research and development of Licenced Product, to the extent not in excess of the cost to perform such activities, (iii) consideration received for the issuance at fair market value of equity interests in the Company, and (iv) payments for the supply or manufacture of Licenced Product.

1.41	Term has the meaning assigned to it in Clause 12.1.

1.42	Territory means worldwide.

1.43	University has the meaning assigned to it in the preamble.

1.44

University Group means the University and any University Successor and each entity (howsoever constituted) controlled directly or indirectly by the University or a University Successor from time to time and any entity controlled directly or indirectly by the University or any University Successor to which all or a material part of the holding of the University Group in spin-out companies or the University Group’s unlisted investment portfolio is transferred (individually a “University Group Member”); “control” being the direct or indirect ownership of more than fifty percent (50%) of the stock, shares, or interests entitled to vote on the election of directors or other governing body of the entity or otherwise having the ability to direct the management and policies of such entity.

1.45	University Group Member has the meaning assigned to it in Clause 1.44.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.46

University Successor means any entity of the University (howsoever constituted) to which all or part of the University’s activities or statutory functions have been transferred or devolved or succeeding in whole or in part to the interest of the University.

1.47

Valid Claim means (a) a claim of any issued and unexpired Patent whose validity, enforceability, or patentability has not been affected by any of the following: (i) irretrievable lapse, abandonment or revocation or (ii) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal, or (b) a pending application for a Licenced Patent Right that (i) has been pending for less than [***] from the date of filing of the earliest Patent application from which such Patent application is entitled to claim priority and is being prosecuted in good faith and (ii) has not been finally cancelled, withdrawn, abandoned or rejected by an administration agency action from which no appeal can be taken.

1.48

Year means the period from the Commencement Date until the first anniversary of the Commencement Date (being “Year 1”), and every twelve (12) month period thereafter (each subsequent Year being numbered consecutively thereafter).

In this Agreement, unless the context otherwise requires:

(a)	references to recitals, clauses, sub-clauses and schedule are to recitals, clauses, sub-clauses and the Schedule to this Agreement;

(b)	headings to clauses and the schedule are for ease of reference only and do not form part of this Agreement and shall not in any way affect its interpretation;

(c)	references to a “company” shall be construed so as to include any company, corporation or other body corporate, wherever and however incorporated or established;

(d)	the expressions “subsidiary company” and “holding company” shall have the meanings ascribed to them in section 1159 of the Companies Acts 2006;

(e)	words importing the singular shall include the plural and vice versa; and

(f)

a reference to “and/or” shall be construed to mean if more than one option is applicable, both options (e.g. Sub-Licencee Income is due to the Company and its Affiliates), but if there is only one option applicable, one option (e.g. Sub-Licencee Income is due only to the Company);

(g)

any phrase introduced by any of the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding such terms.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.	COMMENCEMENT AND DURATION

This Agreement and the licence granted hereunder shall commence on the Commencement Date and shall continue in force for the Term unless terminated in accordance with this Agreement.

3.	GRANT OF RIGHTS LICENCE

3.1	The University hereby grants to the Company, subject to Clause 3.4 and 3.5:

an exclusive, sublicencable, worldwide licence under the Licenced Patent Rights and the Licenced Know-how for the Term in the Field to develop, have developed, use, manufacture, have manufactured, supply, have supplied, sell, have sold, offer for sale, commercialise (including all activities directed to the preparation for sale or sale of a Licenced Product), import, export, register, reproduce, dispose of or otherwise exploit Licenced Products alone or in conjunction with any other technology or process.

3.2	The University hereby grants to the Company, subject to Clauses 3.4 and 3.5, the right to grant sub-licences under the rights granted under Clause 3.1 provided that:

3.2.1	the granting of any sub-licence shall not relieve the Company of any obligations or duties imposed on the Company under this Agreement;

3.2.2

the Company shall not grant any sub-licences to any Sub-Licencee, that is (a) a tobacco company as defined by Cancer Research UK or (b) a party which is actively and/or currently engaged in the manufacture, production or sale of weapons or ammunition;

3.2.3

the sub-licence shall contain: (a) obligations on the Sub-Licencee at least as protective as those set out in this Agreement (including without limitation obligations of confidentiality in respect of the Licenced Know-how on terms no less protective than those set out in Clause 7) and (b) terms that are consistent with the terms of this Agreement;

3.2.4	[***];

3.2.5	the Company shall use commercially reasonable endeavours to collect all amounts due under each sub-licence;

3.2.6	[***];

3.2.7	all sub-licences granted shall terminate automatically on early termination of this Agreement (unless agreed otherwise with the University);

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.2.8

the Company shall be liable for all acts and omissions of any Sub-Licencee and shall indemnify the University and its employees and students against all third party costs, expenses, claims, losses or damages incurred or suffered by the University, or for which the University may become liable arising out of any act or omission of any Sub-Licencee, including any product liability claim relating to Licenced Products manufactured, supplied or put into use by the Sub-Licencee, except, in each case, to the extent such costs, expenses, claims, losses or damages arise out of the negligence or misconduct of the University or any of its employees or students.

3.3	The Company shall be entitled to sub-contract the manufacture of or research related to Licenced Products provided that:

3.3.1

any subcontractor shall first enter into a confidentiality agreement with the Company and containing terms similar to, and no less protective than, the provisions in Clause 7 of this Agreement and the Company agrees, if necessary, to promptly enforce such agreement either on its own motion or at the request of the University; and

3.3.2

the Company shall be liable for all acts and omissions of any subcontractor and shall indemnify the University and its employees and students against all third party costs, expenses, claims, losses or damages incurred or suffered by the University, or for which the University may become liable arising out of any act or omission of any subcontractor, including any product liability claim relating to Licenced Products manufactured by the subcontractor, except, in each case, to the extent such costs, expenses, claims, losses or damages arise out of the negligence or misconduct of the University or any of its employees or students.

3.4	No further right or licence is granted to the Company by this Agreement save as expressly set out in this Clause 3.

3.5

The University and the inventor(s) under the Licenced Patent Rights and the Licenced Know-how shall retain perpetually the right to use the Licenced Patent Rights and the Licenced Know-how for non-commercial educational and research purposes and to grant sub-licences to other non-profit research institutions for their non-commercial educational and research purposes.

3.6	The Company shall, [***], promptly record the licence granted to it in this Clause 3 in the relevant registries in the Territory where in its discretion such recordation is advisable.

3.7	Improvements

3.7.1

If the Company, its Affiliates and/or Sub-Licencees makes, devises, discovers, or otherwise acquires rights in, any Improvement, the Company shall, to the extent that it is not prohibited by law or by any obligation to any other person (other than to an Affiliate and/or a Sub-Licencee), and to the extent the University so requests following notice under Clause 6.2, give reasonable details of the Improvement to the University after having taken steps to secure patent protection related thereto.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.7.2	Information provided by the Company to the University under Clause 3.7.1 shall be subject to the provisions of Clause 7 (Confidentiality).

3.7.3

The Company hereby grants to the University a non-exclusive, royalty-free, worldwide irrevocable licence to any Improvement made, devised or discovered under Clause 3.7.1, solely for non-commercial, academic research and teaching purposes.

3.8

The University shall transfer the Licenced Know-how identified at Part 5 of the Schedule at the Commencement Date to the Company or a location specified by the Company no later than [***] after the Commencement Date, and shall transfer additional, later-developed Licenced Know-how to the Company pursuant to the terms of this Agreement and/or the Collaboration Agreement.

3.9

Neurogene shall be entitled to grant a sub-licence of its rights under this Agreement to any Affiliate of Neurogene (but excluding to any tobacco company as defined by Cancer Research UK, unless the University’s policies related thereto change to permit sublicensing to such companies), provided that (i) all the requirements of Clause 3.2 shall apply to any further sub-licence granted by such Affiliate; and (ii) for the avoidance of doubt, Neurogene shall share a portion of Net Sales and Sub-Licensee Income obtained by such Affiliate with University in accordance with the provisions of Clause 4.1.

4.	CONSIDERATION

4.1	As consideration for the rights granted under Clause 3, the Company shall:

Net Sales Royalty and Sub Licensee Income

4.1.1	[***]; and

[***];

[***]; and

4.1.2	[***].

Milestone Events and Milestone Payments

4.1.3	pay to the University the non-refundable Milestone Payments on each Milestone Event.

The Milestone Payment shall be due regardless of whether such Milestone Event is achieved as a result of the actions of the Company, its Affiliates and/or its Sub-Licencees.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

If a Milestone Event is achieved prior to the achievement of any preceding Milestone Event(s), the Milestone Payments in respect of all such preceding Milestone Events shall become due.

The Milestone Payments relating to Net Sales shall be payable only once for the first occurrence of the specified Milestone Event, regardless of the number of Licenced Products that achieve such Milestone Payments as specified in Part 2 of the Schedule. Other Milestone Payments may be triggered by a second or further Licenced Product in respect of an Indication, unless such Milestone Event has already been triggered by a preceding Licenced Product in that same Indication.

Each Milestone Payment is distinct, and each is payable in addition to, and not instead of, any of other applicable Milestone Payment.

The Company will notify the University within [***] after the Company and/or its Affiliates and/or Sub-Licencees becomes aware of the achievement of the Milestone Event for which a payment to the University is required and University shall send the Company an invoice for same. Each Milestone Payment shall be due with [***] of the date of the respective invoice.

4.2	All and any monetary payments or other consideration due to the University under and in terms of this Agreement:

4.2.1

are exclusive of value added (or the like) tax which may be payable thereon, which the Company undertakes to pay at the then prevailing rate forthwith upon receipt of an invoice from the University; and

4.2.2

shall be paid without deduction of income tax or other taxes, charges or duties that may be imposed, except in so far as the Company is required to deduct the same to comply with applicable laws. The Parties shall cooperate and take all steps reasonably and lawfully available to them to avoid deducting such taxes and to obtain double taxation relief. If the Company is required to make any such deduction, it shall provide the University with such certificates or other documents as it can reasonably obtain to enable the University to obtain appropriate relief from double taxation of the payment in question.

4.3	All and any payments due to the University in terms of Clause 4 shall be paid in USD, on the due date given in Clause 4.1, by direct bank credit (or BACS) to the following bank account

[***]

[***]

[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.4	If the Company fails to pay any amount payable under this Agreement on the [***] after the due date given in Clause 4.1 the University shall be entitled:

4.4.1

to charge the Company interest on the overdue amount, payable by the Company forthwith on demand from the University, from the due date up to the date of actual payment, accruing on a daily basis, after, as well as before, judgement, at the rate of [***] over the base lending rate of the Bank of Scotland from time to time; and

4.4.2	to terminate this Agreement as provided in Clause 12.2.

4.5

Royalties shall not be unpayable under this Agreement solely as a result of some part of the manufacture, supply or putting into use of the Licenced Products by the Company and/or its Affiliates and/or Sub-Licencees taking place in a part of the Territory where there are no Licenced Patent Rights or where the Licenced Products do not fall within the scope of any of the Licenced Patent Rights.

4.6

Where the Company has granted any sub-licence pursuant to Clause 3.2 and/or Clause 3.9, the Company shall include, in its royalty payments, payments which are payable under Clause 4.1.2 in respect of sub-licence.

4.7

The Company shall promptly notify the University in writing of any agreement under which any non-monetary Sub-Licensee Income is obtained or due to be obtained by the Company and/or its Affiliates and/or its Sub-Licensees. Where the Company and/or its Affiliates accepts Sub-Licensee Income in the form of shares, the Parties will discuss in good faith and agree whether the Company and/or its Affiliates as applicable shall pay the royalty due under this Agreement on such Sub-Licensee Income by causing the appropriate percentage number of such shares to be transferred to, and registered in the name of the University’s nominee (Edinburgh Technology Fund Limited or such other notified entity), or sell such appropriate percentage number of such shares and pay as such royalty the cash value received as a result of the sale of such sale of shares.

5.	PERFORMANCE AND ADDITIONAL COMPANY OBLIGATIONS

5.1	During the Term the Company shall (and shall take reasonable commercial endeavours to contractually require that its Sub-Licencees and Affiliates shall) use Commercially Reasonable Efforts to:

5.1.1

develop, promote, distribute, supply and sell the Licenced Products throughout the Territory. The Company shall use Commercially Reasonable Efforts to (and shall take reasonable commercial endeavours to contractually require that its Affiliates and Sub-Licensees shall):

5.1.2	obtain at its own expense all licences, permits and consents necessary for the provision of the Licenced Products in the Territory;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

5.1.3	perform its obligations in connection with the provision of the Licenced Products with all due skill, care and diligence including good industry practice;

5.1.4	only make use of the Licenced Patent Rights for the purposes authorised in this Agreement;

5.1.5	comply with all applicable regulations and practices in force or use in the Territory to safeguard the University’s rights in the Licenced Patent Rights and the Licenced Know-how; and

5.1.6	obtain any Regulatory Approval required to commercialise Licenced Product in any country in the Territory or the country of the Company, before commercializing such Licenced Product.

5.2

The Company shall not, nor directly or indirectly assist any other person to: (a) use any child labour in the manufacture or distribution of the Licence d Products, and where third parties are to manufacture or distribute those Licenced Products the Company shall procure from those third parties written confirmation that they shall not use any child labour in the manufacture or distribution of the Licenced Products; and (b) do or omit to do anything with the intent of diminishing the rights of the University in the Licensed Patent Rights or the Licensed Know-how or impairing any registration of the Licensed Patent Rights.

5.3

The Company acknowledges and agrees that the exercise of the rights granted to the Company under this Agreement is subject to all applicable laws, enactments, regulations and other similar instruments in the Territory, and the Company understands and agrees that it shall at all times be responsible for such due observance and performance.

6.	RECORDS, REPORTING AND AUDIT

6.1

The Company shall (and shall use commercial reasonable endeavours to ensure that its Sub-Licencees and Affiliates shall) keep true and accurate written records and books of account containing all data necessary for the determination of the completeness and accuracy of the reported sums payable to the University under Clause 4.

6.2

Within [***] of: (a) the end of each Year; or (b) if earlier, the date of expiry or earlier termination of this Agreement, the Company shall submit to the University a written report documenting its exploitation progress and technical developments including any negative findings or unexpected hurdles and progress against the milestones outlined in the Development Plan and results of any test marketing and any Improvements generated in that Year.

6.3

Once the Company’s payment obligation becomes due under Clause 4, the Company shall submit or cause to be submitted to the University a written statement recording the calculation of the sums payable under Clause 4 within [***] of the end of each subsequent Annual Period. Such statement shall be in the form set out in Part 2 of the Schedule and shall, in particular, include:

6.3.1	the number of Licenced Products supplied during the previous Annual Period and, if none, a statement to that effect;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.3.2	the number of Licenced Products produced during the previous Annual Period but not yet supplied, and, if none, a statement to that effect;

6.3.3	the Net Sales of each Licenced Product supplied during the previous Annual Period;

6.3.4	details of any sub-licences granted by the Company and, if none, a statement to that effect;

6.3.5	details of all Sub-Licencee Income both due to, and received by, the Company during the previous Annual Period and, if none, a statement to that effect;

6.3.6	the sums due and payable under Clause 4 and, if none, a statement to that effect; and

6.3.7	the amount of any deductions made by the Company from the sums referred to in Clause 6.3.6.

6.4

The University or its duly authorised agent or representative may, for the purpose of verifying the calculation of the sums payable under Clause 4, at any time during normal business hours upon providing [***] written notice but no more than [***] (other than in the event of any discrepancy which exceeds more than [***] as detailed in Clause 6.7):

6.4.1	visit the premises of the Company and any relevant Affiliates;

6.4.2	inspect all relevant records, information and books of account of the Company and/or any relevant Affiliates;

6.4.3	make copies of, or copied extracts of, relevant records, information and books of account of the Company and/or any relevant Affiliates; and

interview any of the Company’s and/or any relevant Affiliate’s relevant employees.

6.5

The Company shall use commercially reasonable endeavours to ensure that, for the purpose of verifying the sums payable under Clause 4, the University or the University’s duly authorised representative is granted the following rights in respect of each sub-licence granted pursuant to this Agreement (such rights to be exercisable by the University at any time during normal business hours, subject to providing [***] written notice):

6.5.1	the right to visit the premises of any Sub-Licencees;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

6.5.2	the right to inspect all relevant records, information and books of account of any Sub-Licencee;

6.5.3	the right to make copies of, or copied extracts of, all relevant records, information and books of account of any Sub-Licencee; and

6.5.4	the right to interview any relevant employees of any Sub-Licencee.

6.6

The Company shall co-operate fully, and shall use commercial reasonable endeavours to require its Sub-Licencees to co-operate fully, with the University or its duly authorised agent or representative whilst they are exercising the rights set out in Clause 6.4 and 6.5.

6.7	[***].

6.8

The University shall maintain or shall require its duly authorised agent or representative to maintain, as confidential all information received under this Clause 6 in accordance with the provisions of Clause 7.

7.	CONFIDENTIALITY

7.1

The Parties agree that, during the Term and for a period of [***] after the expiry or termination of this Agreement; each Party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than to perform its obligations and exercise its rights under this Agreement (as permitted under this Agreement), any Confidential Information which is disclosed or made available to it by the other Party (the “Disclosing Party”). The Receiving Party shall use the Confidential Information of the Disclosing Party:

7.1.1	exclusively for the purposes of this Agreement; and

7.1.2

disclose the same only to those of its employees and/or advisers to the extent that such disclosure is reasonably necessary, and/or to its actual or potential investors, acquirers, customers and Sub-Licencees pursuant to this Agreement (if any) and in addition in the case of the University, any University Group Member (and its employees and advisers) under obligations of confidentiality no less protective than those set out in this Agreement. The Receiving Party shall remain liable for all acts and omissions of such parties as though they were the acts and omissions of the Receiving Party.

7.2	The obligations of confidence in Clause 7.1 shall not extend to Confidential Information which the Receiving Party can evidence in writing:

7.2.1	is already known to the Receiving Party before the Commencement Date and not under an obligation of confidentiality to the Disclosing Party and/or any other party;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

7.2.2

is already in the public domain or subsequently comes into the public domain other than by breach of this Agreement by the Receiving Party, its employees, officers, representatives and advisers and any Sub-Licencee, its employees, officers, representatives and advisers and any sub-contractors;

7.2.3

is required to be disclosed by law or regulation or the order of a competent court or other authority, including as necessary to comply with any disclosure requirements under any securities laws or similar laws, regulations, or requirements as may generally be applicable to private or public companies;

7.2.4	was independently developed by it;

7.2.5	is received from a third party who has the right to disclose it; or

7.2.6	the Receiving Party has been given prior written permission by the Disclosing Party to disclose.

7.3

The University may identify the sums receive d from the Company in the University’s Annual report and the Company may, in order to comply with any transparency reporting obligations to which it is subject, publish details of any transfers of value. The Company may disclose the existence and terms of this Agreement to its actual or potential investors, acquirers or collaboration partners under obligations of confidentiality at least as protective as those set out in this Agreement or as required by any securities-related laws or regulations.

7.4

Neither Party will use the other’s name or the other Party’s logo in any press release or product advertising, or for any other promotional purpose, without first obtaining the other Party’s written consent as to each such use.

7.5

For clarity, the Company may disclose the Licensed Know-How to any third party as in its reasonable opinion may be useful or necessary in order for Company to exercise its rights under Section 3.1 hereto subject to procuring that that third party complies with confidentiality obligations as least as protective as those set out in this Agreement.

8.	PATENT PROSECUTION

8.1

[***] shall take full responsibility for the preparation, filing, prosecution and maintenance of the Licenced Patent Rights, at all times in consultation with [***]. Should the Parties fail to reach agreement on this patent strategy, this will be resolved in accordance with the Dispute Resolution process as defined in Clause 20. The University and the Company shall execute all necessary papers to enable the Licenced Patent Rights to proceed in the name of [***]. The University and the Company shall provide to each other prompt notice of any matters that come to their respective attentions, which may affect the preparation, filing, prosecution, or maintenance of any of the Licenced Patent Rights and [***] shall provide to [***] all relevant documentation reasonably requested by [***] in connection with the same. [***] shall instruct its patent attorneys to copy [***] on correspondence related to Intellectual Property covered by this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.2

All costs including VAT incurred from and after the Commencement Date until (and on) the date of expiry or the earlier termination of this Agreement in connection with the preparation, filing, prosecution, and maintenance of the Licenced Patent Rights shall be paid by [***] in Pound Sterling within [***] of receipt of [***] invoice for same (interest is chargeable on late payment in accordance with Clause 4.4.1).

8.3

Notwithstanding Clause 8.1, [***] may at any time during the Term by serving [***] prior notice on [***], discontinue prosecuting any patent application within the Licenced Patent Rights and/or maintaining in force any Patent comprised within the Licenced Patent Rights pursuant to Clause 8.1.

8.4

[***] may, upon receipt of a notice from [***] pursuant to Clause 8.3, elect to prosecute the relevant patent application and/or maintain in force the relevant Patent in the relevant country or jurisdiction at its own expense. In the event that [***] does not elect to take such actions itself then the applicable Patent application or Patent shall not longer be considered to be among the Licenced Patent Rights.

8.5

Upon learning of any infringement of the Licenced Patent Rights by any third party in the Territory in which the Licenced Patent Rights subsist, the Company and the University will promptly inform each other, as the case may be, in writing of that fact and will supply the other with any available evidence pertaining to the infringement. [***] may, at its discretion and at its own expense, take whatever steps it deems appropriate to protect its rights hereunder and/or to halt such infringement, at all times in consultation with [***]. [***] shall agree to be joined to any such action raised by [***] and will give all reasonable assistance to [***]; provided that all the costs and expenses (including without limitation those of [***]) shall be paid in full by [***]. [***] will be entitled to retain all costs and damages recovered, provided that [***] shall, after the deduction of actual costs incurred pertaining to the infringement, treat the retained sums that are in excess of its costs and expenses as Net Sales.

8.6	For the avoidance of doubt, no settlement of any court proceedings referred to in this Clause 8 shall be agreed without the prior consent of [***], which shall not be unreasonably withheld or delayed.

8.7

In the event that [***] determines not to take steps or raise any proceedings and [***] decides that any such proceedings shall be raised, then subject to [***] paying the costs thereof, [***] will be entitled to retain any costs and damages recovered.

8.8

In the event that one Party to this Agreement shall defend such proceedings the other Party shall render to the Party so defending all reasonable assistance subject to the requesting Party paying all the costs of the other Party.

8.9

The Company shall not (and shall contractually require that its Sub-Licencees and Affiliates shall not) enforce the Licenced Patent Rights and/or Licenced Know-how against any charity or other not-for-profit organisation undertaking solely noncommercial research.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.10	Each Party shall immediately notify the other Party in writing, giving full particulars, if any of the following matters come to its attention:

8.10.1	any actual, suspected or threatened infringement of any of the Licenced Patent Rights;

8.10.2	any actual, suspected or threatened unauthorised disclosure, misappropriation or misuse of the Licenced Know-how;

8.10.3	any actual or threatened claim that any of the Licenced Patent Rights are invalid;

8.10.4	any actual or threatened opposition to any of the Licenced Patent Rights;

8.10.5	any claim made or threatened that exploitation of any of the Licenced Patent Rights or the Licenced Know-how infringes the rights of any third party;

8.10.6	any person applies for, or is granted, a patent by reason of which that person may be, or has been, granted, rights which conflict with any of the rights granted to the Company under this Agreement;

8.10.7	any application is made for a compulsory licence under any Licenced Patent Rights; or

8.10.8	any other form of attack, charge or claim to which the Licenced Patent Rights or Licenced Know-how may be subject.

9.	WARRANTIES AND COMPANY ACKNOWLEDGEMENTS

9.1	The University warrants to the Company that, as at the Commencement Date:

9.1.1

the University has the full power and authority to enter into and to perform its obligations under this Agreement and the execution and delivery of this Agreement and the performance of obligations here under (a) do not violate or conflict with the requirement of applicable laws effective as at the Commencement Date and (b) do not as at the Commencement Date conflict with, violate, breach or constitute a default under any contractual obligations of it existing or known as at the Commencement Date;

9.1.2	(a) it is the applicant of the Initial Patent Applications,

(b) it has the right to licence the Licenced Know-how identified at Part 5 of the Schedule at the Commencement Date and the Licenced Patents identified in Part 1 of the Schedule at the Commencement Date,

(c) [***],

(d) [***],

(e) [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.2

Notwithstanding the warranties contained in Clause 9.1, nothing in this Agreement shall constitute any representation or warranty by the University that the Initial Patent Applications shall proceed to grant or, if granted, the Licenced Patent Rights shall be valid, or that use and exploitation of the Licenced Patent Rights and the Licenced Know-how or the exercise of the Company’s rights under this Agreement will not infringe the rights of any third party, or that any Licenced Patent Rights are relevant to the Licenced Products.

9.3	The Company hereby warrants to the University that:

9.3.1	the Company has the full power and authority to enter into and to perform its obligations under this Agreement; and

9.3.2	it will use Commercially Reasonable Efforts to ensure that at all times during the term of any sub-licence granted, the Sub-Licencees will observe and comply with the terms of that sub-licence.

9.4

Subject to Clauses 9.1 and 9.2, no warranty is given by the University in relation to the Licenced Patent Rights or the Licenced Know-how or the uses to which they may be put by the Company or their fitness or suitability for any particular purpose or under any special conditions notwithstanding that any such purpose or special conditions may be known to the University. The Company shall (and shall ensure that its Sub-Licencees shall) satisfy itself in relation to the fitness or suitability of the Licenced Patent Rights and the Licenced Know-how for any particular purpose or under any special conditions. All conditions and warranties, express or implied, whether arising under statute or under common law (including but not limited to conditions and warranties as to quality, suitability and fitness for purpose) are hereby excluded to the maximum extent permitted by law.

9.5	The Company acknowledges that:

9.5.1	[***];

9.5.2	any results, conclusions and statements comprised in the Licenced Know-how cannot be guaranteed and accordingly it is provided on an “as is” basis;

9.5.3	it is in the best position to ascertain any likely loss it may suffer in connection with this Agreement, that it is therefore responsible for making appropriate insurance arrangements to address

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

10.	INDEMNITY AND INSURANCE

10.1

The Company shall indemnify the University, its employees, students, servants and agents from and against all third party claims, actions, losses, damages, demands, liabilities, costs and expenses (including, without limitation, all interest, penalties and legal and other professional costs and expenses) which may be brought against or incurred or suffered by the University, its employees, students, servants or agents and which arise out of or in connection with

(a)

the Company’s exercise of the rights granted to it under this Agreement, including the Company’s, any of its Affiliates’ or Sub-Licencees’ use or other exploitation of the Licenced Patent Rights, Licenced Know-How and/or Licenced Products;

(b)	the gross negligence, willful misconduct or fraud of the Company;

(c)	the breach by the Company of any warranty, representation or covenant under this Agreement; or

(d)

claims of product liability that may be instituted against the University arising out of the Company’s, any Affiliate, or Sub-Licencees marketing, distribution, sale, production, manufacture, consumption, and advertisement of the Licenced Patent Rights, Licenced Know-how and / or Licenced Products, including but not limited to, claims resulting from any type of manufacturing or design defect in such resulting products or processes or by the use or misuse of such products or processes;

except, in each case, to the extent that such claims, actions, losses, damages, demands, liabilities, costs and expenses arise out the negligence or misconduct of the University or any of its employees or students.

10.2

The University shall give written notice to the Company promptly after learning of the applicable third party claim. The University shall provide the Company with reasonable assistance, at the Company’s expense, in connection with the defense of such third party claim. The University may participate in and monitor such defense with counsel of its choice at its own expense; provided, however, that the Company shall have the right to assume and conduct the defense of such third party claim with counsel of its choice. The Company shall not settle such third party claim without the prior written consent of the University, not to be unreasonably withheld, conditioned, or delayed, unless the settlement involves only the payment of money and no admission of wrong-doing or fault by the University. So long as the Company is actively defending the third party claim in good faith, the University shall not settle such third party claim without the prior written consent of the Company. If the Company does not assume and conduct the defense of such third party claim, (a) the University may defend against and consent to the entry of any judgment, or enter into any settlement with respect to, such third party claim in any manner the University may deem reasonably appropriate, and (b) the Company will remain responsible to indemnify the University as provided in this Clause 10.

10.3

Each Party shall, at its expense, carry product liability if applicable and comprehensive general liability insurance coverage of an amount adequate to support its liabilities under this Agreement. Each Party shall ensure that such insurance policy remains in effect throughout the duration of this Agreement and for a period of [***] after termination or expiry of the Agreement, and shall supply the other Party with a copy of such policy on request.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.	LIMITATION OF LIABILITY

11.1

SUBJECT TO CLAUSE 11.4, NEITHER PARTY WILL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS OR BUSINESS INTERRUPTION ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

11.2

SUBJECT TO CLAUSE 11.1 AND 11.4, THE AGGREGATE LIABILITY OF THE UNIVERSITY FOR ALL AND ANY BREACHES OF THIS AGREEMENT WILL NOT EXCEED IN TOTAL THE LESSER OF: (i) THE AMOUNT RECEIVED BY OR DUE AND PAYABLE TO THE UNIVERSITY UNDER CLAUSE 3.1 (BUT NO LESS THAN [***] OR (ii) [***].

11.3

SUBJECT TO CLAUSE 11.1 AND 11.4, THE AGGREGATE LIABILITY OF THE UNIVERSITY FOR ALL AND ANY BREACHES OF THIS AGREEMENT AS A RESULT OF THE UNIVERSITY’S: (A) GROSS NEGLIGENCE OR WILFUL MISCONDUCT OR (B) MATERIAL BREACH OF THE CONFIDENTIALITY AND NON-USE OBLIGATIONS IN CLAUSE 7 WILL NOT EXCEED IN TOTAL THE LESSER OF: (i) THE AMOUNT RECEIVED BY OR DUE AND PAYABLE TO THE UNIVERSITY UNDER CLAUSE 3.1 (BUT NO LESS THAN [***]) OR (ii) [***].

11.4	Nothing in this Agreement limits or excludes any Party’s liability for:

11.4.1	death or personal injury caused by its negligence;

11.4.2	any fraud or fraudulent misrepresentation;

11.4.3	[***]; and

11.4.4	any sort of liability that, by law, cannot be limited or excluded.

12.	TERMINATION

12.1

Term. The term of this Agreement shall, on a Licenced Product-by-Licenced Product basis, be the period from the Commencement Date until the end of the Royalty Term as to such Licenced Product and the expiration of all of the payment obligations hereunder (including, for clarity, Milestone Payments) (the “Term”), after which the licence granted in Clause 3 will become fully paid-up and perpetual.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.2	Termination for Cause.

(a) This Agreement may be terminated at any time during the Term upon advance written notice by either Party if the other Party is in material breach of its obligations hereunder and has not cured such breach within [***] in the case of a payment breach, or within [***] in the case of all other breaches, after notice requesting cure of the breach, or if cure of such breach other than non-payment cannot reasonably be effected within such [***] period, to deliver to the non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing (but in no event more than an additional [***]). Following delivery of such plan, the breaching Party will carry out the plan and cure the breach. If the breaching Party fails to cure a material breach as provided above, then the non-breaching Party may terminate this Agreement upon written notice to the breaching Party.

(b) If the alleged breaching Party disputes in good faith the existence or materiality of a breach specified in a notice provided by the other Party in accordance with Clause 12.2(a) or disputes that it has not timely cured such breach, and such alleged breaching Party provides the other Party notice of such dispute within such [***] or [***] period, as applicable, then the non-breaching Party shall not have the right to terminate this Agreement under Clause 12.2(a) unless and until such dispute is resolved in accordance with Clause 20. It is understood and agreed that, during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

12.3

Termination for Safety Concern. On a Licenced Product-by-Licenced Product basis, the Company may, at its election, terminate this Agreement with respect to such Licenced Product immediately upon written notice to the University as a result of a safety concern, toxicity or drug safety issue or a serious adverse event reasonably related to or observed in connection with the development or commercialization activities relating to and arising from use of a Licenced Product.

12.4

Termination for Insolvency Event. Unless prohibited by the United States Bankruptcy Code or United States bankruptcy proceedings, this Agreement shall automatically terminate in the event that the Company suffers an Insolvency Event, unless agreed otherwise with the University in writing.

12.5

Termination for Patent Challenge. University may terminate this Agreement immediately in its entirety upon written notice to the Company if (a) the Company, its Sub-Licensees and/or any of its Affiliates directly, or indirectly through any third party, commences any interference or opposition proceedings with respect to, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, any Licenced Patent Rights (each, as applicable, a “Patent Challenge”) and (b) the Company, its Affiliates and/or Sub-Licensees does not withdraw such Patent Challenge within [***] after the Company is provided with written notice of the commencement of such Patent Challenge by the University.

12.6

Termination for Convenience. The Company shall have the right to terminate this Agreement for any reason in its entirety or on a country-by-country or Licenced Product-by-Licenced Product or Collaboration Project-by-Collaboration Project basis, as applicable, on [***] prior written notice to the University at any time.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.7	Effects of Expiration/Termination. In the event of early termination (but not expiration) of this Agreement howsoever arising:

12.7.1	all outstanding and undisputed sums payable by the Company shall immediately become due and payable;

12.7.2

all rights and licences granted to the Company and to any Sub-Licencees hereunder shall cease, provided, however, that unless a Sub-Licensee of the Company has been the cause of the termination of this Agreement for breach, the University agrees to discuss with such Sub-Licensee in good faith the continuation of such Sub-Licensee’s rights pursuant to a new, direct license from the University on the same terms, financial and otherwise, previously enjoyed by such Sub-Licensee;

12.7.3

the Company shall (and shall ensure that its Sub-Licencees shall other than as agreed pursuant to Clause 12.7.2 in the case of the Sub-Licencees) cease all and any exploitation and use of the Licenced Patent Rights and the Licenced Know-how;

12.7.4

the Company shall co-operate with the University in the cancellation of all or any formal Patent licences that may have been registered in relation to the Licenced Patent Rights and shall execute all and any documents and do all acts and things as may be necessary in such connection;

12.7.5

the Company shall have the right to dispose of all stocks of the Licenced Products in its possession and all Licenced Products in the course of production at the date of termination, for a period of [***] following termination of this Agreement, provided that, any sums payable to the University under Clause 4 shall be paid to the University within [***] of such disposal;

12.7.6

subject to its rights under clause 12.7.5 above, the Company will (and shall ensure that its Sub-Licencees will other than as agreed pursuant to Clause 12.7.2 in the case of the Sub-Licencees) destroy ( or at the request of the University return to the University) the Licenced Products, and any part manufactured Licenced Products and certify it has done so by completion of the form outlined in Part 4 of the Schedule; and

12.7.7

the Company will (and shall ensure that any Sub-Licencees will other than as agreed pursuant to Clause 12.7.2 in the case of the Sub-Licencees) return to the University all of the University’s Confidential Information disclosed to it pursuant to this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Clauses 1, 3.5, 3.7.3 (but only with respect to Improvements generated prior to the date of expiry or earlier termination of this Agreement), 4 (only in connection with Section 12.7.5 and also with respect to other amounts accrued prior to the effective date of termination of this Agreement), 6, 7, 8.2, 10, 11, 12.7, 12.8, 13, 14, 15, 17, 18, 19, 20, 21, 22, 23, 24, 25, 26 and 27 shall survive the expiry of this Agreement or the earlier termination of this Agreement.

12.8

Termination or expiry of this Agreement shall not affect any rights, remedies, obligations or liabilities of the parties that have accrued up to the date of termination or expiry, including the right to claim damages in respect of any breach of the Agreement which existed at or before the date of termination or expiry.

12.9

The University shall be entitled to terminate this Agreement forthwith by notice in writing to the Company in the event that there is a change of control of the Company (within the meaning of section 1124 of the Corporation Tax Act 2010) to a tobacco company as defined by Cancer Research UK, unless the University’s policy has changed with respect to allowing licencing to such companies.

13.	VARIATION

Modification or variation of this Agreement or of any of the provisions herein contained shall not be valid unless made in writing and signed on behalf of the Parties or their duly authorised agents.

14.	WAIVER

Failure by either Party to enforce at any time or for any period any term of this Agreement does not constitute and shall not be construed as a waiver of such term and shall not affect the right later to enforce such term and any other term in this Agreement.

15.	NOTICES

Any notice, request or consent under this Agreement shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) three (3) Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) two (2) Business Days after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, or (c) immediately upon delivery by email, by hand or by facsimile, in each case, to the intended recipient as set forth below (or to such other address as the Party to whom the notice is to be given may have furnished to the other Party in writing in accordance herewith):

In the case of notices to the University to:

[***]

and marked for the attention of the [***], with a copy to the [***] (reference [***]) or such other address as may be intimated from time to time in writing by the University to the Company.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

In the case of notices to the Company to:

Neurogene Inc.

535 West 24th Street, 5th Floor

New York, NY 10011

ATTN: [***]

With a copy to: [***]

marked for the attention of [***]

or such other address as may be intimated from time to time in writing by the Company to the University.

16.	FORCE MAJEURE

Neither Party shall be liable for any delay in performing or for failure to perform its obligations under this Agreement or be held to be in breach of this Agreement caused by an event of Force Majeure. If an event of Force Majeure occurs, the affected Party shall be excused such performance (but only such performance) during the period of such Force Majeure event. Each Party shall use its reasonable endeavours to minimise the effects of any event of Force Majeure.

17.	ASSIGNMENT

Neither Party may assign all or any part of the benefits or burdens of this Agreement without the prior written consent of the other Party. Notwithstanding the foregoing, the Company may, without the University’s prior written consent, assign or otherwise transfer this Agreement and its rights and obligations hereunder in whole or in part to but excluding to any tobacco company as defined by Cancer Research UK (a) its Affiliate, or (b) a to a successor in interest by way of merger, consolidation, sale of stock or sale of all or substantially all of the assets of such Party to which this Agreement relates subject to in both cases, prompt written notification. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Any assignment not in compliance with this Clause 17 shall be void.

18.	SEVERABILITY

If any provision of this Agreement is held to be void or unenforceable by any legislation or judicial or administrative authority, such provision shall be deemed to be severable and shall not affect the validity of the remaining portion of this Agreement which shall remain in force and effect as if this Agreement had been granted with no such provision and it is hereby declared the intention of the Parties that they would have executed the remaining portion of this Agreement without including therein any such provision.

19.	ENTIRE AGREEMENT

This Agreement, together with the Parties’ Collaboration Agreement, constitutes the entire agreement between the Parties relating to its subject matter. Each Party acknowledges that it has not entered into this Agreement on the basis of any warranty, representation, statement, agreement or undertaking except those expressly set out in this Agreement. Each Party waives any claim for breach of this Agreement, or any right to rescind this

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Agreement in respect of any representation which is not an express provision of this Agreement. However, this clause does not exclude any liability which either Party may have to the other (or any right which either Party may have to rescind this Agreement) in respect of any fraudulent misrepresentation or fraudulent concealment before the signing of this Agreement.

20.	DISPUTE RESOLUTION

20.1

The Parties agree to consult and negotiate in good faith to try to resolve any dispute, controversy or claim that arises out of or relates to this Agreement. The Parties agree that any and all disputes and controversies arising from, connected with, or relating to this Agreement or any breach thereof (collectively, “Disputes”) will be resolved in accordance with the terms of this Clause 20 as follows:

20.1.1

The University and the Company, through appropriate senior persons, shall first meet and attempt to resolve the Dispute in face-to-face or telephonic negotiations. The meeting shall occur within [***] of the time that one Party notifies the other in writing of the existence of the Dispute.

20.1.2	Should the Dispute not be resolved within [***] of the meeting referred to in clause 20.1.1, the Parties will be at liberty to resolve the Dispute through the courts in accordance with Clause 23.

21.	PUBLICITY / DISCLOSURE OF TERMS

No disclosure of the terms of this Agreement may be made by either Party except as may be required by law, and where reasonably and legally possible to do so, each Part y will give reasonable notice of its disclosure.

22.	NO PARTNERSHIP OR AGENCY

NOTHING IN THIS AGREEMENT IS INTENDED TO, OR SHALL BE DEEMED TO, ESTABLISH ANY PARTNERSHIP OR JOINT VENTURE BETWEEN THE PARTIES, CONSTITUTE EITHER PARTY THE AGENT OF THE OTHER PARTY, OR AUTHORISE EITHER PARTY TO MAKE OR ENTER INTO ANY COMMITMENTS FOR OR ON BEHALF OF THE OTHER PARTY. EACH PARTY CONFIRMS IT IS ACTING ON ITS OWN BEHALF AND NOT FOR THE BENEFIT OF ANY OTHER PERSON.

23.	GOVERNING LAW AND JURISDICTION

[***].

24.	NO STRICT CONSTRUCTION; HEADINGS

This Agreement has been prepared jointly and shall not be strictly construed against any Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

The captions or headings of the Clauses or other subdivisions hereof are inserted only as a matter of convenience or for reference and shall have no effect on the meaning of the provisions hereof.

25.	BINDING EFFECT; NO THIRD PARTY BENEFICIARIES

As of the Commencement Date, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assigns shall be deemed an intended third party beneficiary hereunder or have any right to enforce any obligation of this Agreement.

26.	FURTHER ASSURANCES

Each Party agrees to duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure of and confirm unto such other Party its rights and remedies under, this Agreement.

27.	COUNTERPARTS; ELECTRONIC SIGNATURES

The Parties agree that each may execute this Agreement using electronic signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures and signatures transmitted via PDF or electronic signatures shall be treated as original signatures.

[Remainder of This Page Intentionally Left Blank]

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MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the University and the Company have caused this Agreement to be duly executed by their authorised representatives, as of the Commencement Date.

Executed for and on behalf of
THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH

By	/s/ [***]	(PRINT NAME)

(Authorised Signatory)
(PRINT NAME) [***]
Date 03/04/2022

Executed for and on behalf of NEUROGENE INC.

By	/s/ [***]
(Director/Authorised Signatory)
(PRINT NAME) [***]
Date 03/04/2022

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This is the Schedule referred to in the foregoing Licence Agreement between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH and NEUROGENE INC.

Part 1

The Initial Patent Applications

Patent Application Number	Granted Patent Number (where applicable)	Territory	Short Title	Filing Date	Priority Date
2010024.4		GB Priority	Transgene Expression System	30/06/20	30/06/20

PCT/GB2021/051653		PCT	Transgene Expression System	30/06/21	30/06/20

2201242.1		GB Priority	Optimised MECP2 Cassettes	31/01/22	31/01/22

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This is the Schedule referred to in the foregoing Licence Agreement between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH and NEUROGENE INC.

Part 2

MILESTONES

Milestone Events	Milestone Payments
[***]	US $[***]
[***]	US $[***]
[***]	US $[***]
Cumulative Net Sales of Licenced Products equals or is greater than US $[***]*	US $[***]
Cumulative Net Sales of Licenced Products equals or is greater than US $[***]*	US $[***]

*

The Milestone Payments relating to net sales of Licenced Products (marked with an asterisk (*) above) shall be payable only once for the first occurrence of the specified Milestone Event, regardless of the number of Licenced Products that achieve such Milestone Payments.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This is the Schedule referred to in the foregoing Licence Agreement between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH and NEUROGENE INC.

Part 3

Development Plan

Neurogene will use Commercially Reasonable Efforts to achieve, whether itself or by or through one or more Affiliates or Sub-Licensees, the following milestones:

[***] Technology

•	Lead indication

•	[***]

•	[***]

•	[***]

•	Second indication

•	[***]

•	[***]

•	[***]

[***] Technology

•	[***]

•	[***]

•	[***]

•	[***]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This is the Schedule referred to in the foregoing Licence Agreement between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH and NEUROGENE INC.

Part 4

Format for Certificate of Destruction

To:	Head of Enterprise

Edinburgh Innovations Limited

[***]

[***]

[***]

Licence Reference	Description of Licenced Products and/or Additional Licenced Products	Estimated quantity / number of products	Exact place, date and time of destruction	Method of destruction
EI to include reference

Name of person responsible for destruction:

Position:

Signature:

Name of witness:

Position:

Signature:

Date:

INSTRUCTIONS FOR COMPLETION: Please complete the table with details of the Licenced Product and/or Additional Licenced Products that has been destroyed / removed. The person responsible for the destruction / removal should sign the form. The destruction / removal should be witnessed and the witness should also sign the form. The completed form should be returned to [***], Tel: [***]. Many thanks for your cooperation and do not hesitate to contact us with questions or feedback.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This is the Schedule referred to in the foregoing Licence Agreement between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH and NEUROGENE INC.

Part 5

The Licenced Know-how

Information on [***];

Information on [***];

Information on [***]

Information on [***];

Information on [***];

Information regarding [***];

Data for [***];

Experimental plans to [***];

Information on [***];

Information on [***]; and

Information on [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,

MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT

MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

This is the Schedule referred to in the foregoing Licence Agreement between

THE UNIVERSITY COURT OF THE UNIVERSITY OF EDINBURGH and NEUROGENE INC.

Part 6

Form of Royalty Statement

Royalty Statement for Annual Period 01/01/XXX to 31/12/XXX

Product name / description	Number of Sales	Territory of Sale	Gross income ($)	Deductibles	Income eligible for royalties	Royalty rate applied (%)	Currency conversion rate and date (if relevant)	Return to UofE ($)